UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund

(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2016

WESTERN

ASSET/CLAYMORE

INFLATION-LINKED

SECURITIES & INCOME

FUND (WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As investment adviser for the Fund, we are pleased to submit the Fund’s annual shareholder report for the eleven-month reporting period ended November 30, 2016. In May 2016, the Board of Trustees approved changing the Fund’s fiscal year end from December 31st to November 30th.

For the eleven-month period ended November 30, 2016, the Fund returned 4.28% based on its net asset value (“NAV”)i and 9.61% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 3.90% and 5.01%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Details of Fund fees and expenses appear elsewhere in this report.

The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to securitized products. In particular, the Fund’s exposures to commercial mortgage-backed securities and non-agency mortgage-backed securities were beneficial for results as they generated positive returns given an overall risk-on environment.

The Fund’s allocation to U.S. high-yield corporate bonds was also a strong contributor to performance. These securities generated weak results overall early in the period as commodity prices fell and there were concerns over increased defaults from commodity-related high-yield issuers. However, they subsequently rallied sharply as commodity prices improved and investor demand was robust. In particular, the Fund’s exposure to high-yield energy companies was beneficial. Commodity funds, which were added toward the middle of the reporting period, performed well as oil bottomed in the spring of 2016. Finally, increasing the Fund’s U.S. Treasury Inflation-Protected Securities (“TIPS”)iv exposure in March 2016 was beneficial as inflation-linked assets performed well as the reporting period progressed given expectations for improving growth and an uptick in inflation.

II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

The largest detractor from the Fund’s absolute performance for the period was its interest rate risk exposure, or durationv positioning. The Fund used its overall duration exposure as a diversifier to its credit and commodity exposures, as well as part of its inflation breakeven strategyvi. The Fund’s duration exposure detracted from results as yields moved higher during the reporting period. However, this negative was largely offset by positive contributions from the Fund’s TIPS exposure, particularly securities with 30-year maturities. Elsewhere, the Fund’s active foreign exchange exposure was negative for performance, most notably its allocation to the Mexican peso.

Investment policy changes that broadened the range of securities in which the Fund can invest also affected performance during the reporting period. The additional latitudes were employed progressively throughout the period. The inclusion of the high yield latitude, along with commodity exposure in the Fund, were strong positive contributors to performance, while the enhanced foreign exchange latitude was a negative for the Fund. See below for more information on the changes.

As of November 30, 2016, the Fund’s market price of $11.23 per share represented a discount of 11.30% to its NAV of $12.66 per share. In each month of the reporting period, the Fund provided its investors with a distribution of $0.032 per share. The most recent distribution represents an annualized distribution rate of 3.42% based on the Fund’s last closing market price of $11.23 as of November 30, 2016. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. Please see Note 1(r) on page 30 for more information on distributions for the period.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions, the Fund will invest:

•	At least 80% of its total managed assetsvii in inflation-linked securities

•	At least 60% of its total managed assets in TIPS

•

No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

On March 2, 2016, the Fund announced changes, effective immediately, to its non-fundamental investment guidelines and an authorization to enter into share repurchases, as approved by the Fund’s Board of Trustees. The investment guideline changes broaden the range of securities in which the Fund can invest, while maintaining the overall strategy of investing at least 80% of total managed assets in inflation-linked securities. Under the changes, the Fund has the flexibility to:

•

Engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the existing capacity to have 20% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

Letter to shareholders (cont’d)

•

Utilize commodity-related strategies for up to 10% of its total managed assets. Exposure to commodities is expected to be achieved through the use of a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

•	Invest in assets rated below investment grade at the time of purchase (or if unrated, assets of comparable quality as determined by management), with a limit of 10% of total managed assets.

•

Additionally, the Board of Trustees authorized management to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the shares are trading at a discount to NAV and when such purchases could enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. The Fund’s repurchase activity will be disclosed in the shareholder report for the relevant fiscal period.

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationviii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts for investment purposes, to manage its credit risk or to add leverage.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 49 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wia.

Sincerely,

Western Asset Management Company

December 30, 2016

IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii

The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The breakeven rate refers to the difference between the yield on a nominal fixed-rate bond and the real yield on an inflation-linked bond, such as TIPS, of similar maturity and credit quality.

vii	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

viii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the period from January 1, 2016 through November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Inflation remained well contained during the reporting period. For the eleven months ended November 30, 2016 the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 1.9%. The CPI-U less food and energy was 2.3% over the same time frame. U.S. Treasury Inflation-Protected Securities (“TIPS”)v generated solid results during the reporting period, as the Bloomberg Barclays U.S. TIPS Indexvi returned 4.79%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

December 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi	The Bloomberg Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	VII

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assetsi in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”)ii. The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged). The Fund currently expects that the average effective durationiii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to offer an inflation hedge through investments in global inflation-linked securities, and primarily in TIPS. The Fund also seeks to offer shareholders certain additional advantages through the ability to invest in other fixed-income asset classes, which may result in higher total returns and higher distribution rates. These asset classes include select investments in high-yield and investment-grade credit, emerging markets and structured products. On March 2, 2016, the Fund announced that it received authorization to include commodities and currency exposures to further enhance the Fund’s ability to meet its primary objectives of providing shareholders with income.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a weak start, partially driven by concerns over moderating growth in China, the spread sectors (non-Treasuries) generally rallied and posted positive returns over the eleven months ended November 30, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, questions regarding future Federal Reserve Board (the “Fed”)iv monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. The November elections in the U.S. also caused volatility to increase given uncertainties regarding President-elect Trump’s policies.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. Two-year Treasury yields began the reporting period at 0.94% and ended the period at 1.11%. Their peak of 1.12% occurred on both November 23 and November 25, 2016, and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.21% at the beginning of the

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	1

Fund overview (cont’d)

period and ended the period at their peak of 2.37%. Their low of 1.37% occurred on both July 5 and July 8, 2016.

Inflation was well contained during the reporting period. For the eleven months ended November 30, 2016, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.9%. The CPI-U less food and energy was 2.3% over the same time frame. TIPS generated positive results for the reporting period, as the Bloomberg Barclays U.S. TIPS Indexvi gained 4.79%. This was driven, in part, by expectations for improved growth and an increase in inflation under the new administration.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We decreased the Fund’s exposures to foreign inflation-protected securities (“linkers”) early in the period as we found them to offer less relative value than U.S. TIPS. We added to the Fund’s exposure to commercial mortgage-backed securities (“CMBS”) and non-agency mortgage-backed securities (“MBS”). We rotated from our investment-grade corporate holdings to a mixture of high-yield and emerging market corporate bonds in order to generate incremental yield. Finally, we utilized the full extent of the new latitudes available for the Fund by adding exposure to commodity funds progressively throughout the second half of the reporting period.

The Fund employed U.S. Treasury futures and options, including options on futures, Eurodollar futures and options, and Euro-bund futures and options on Euro-bund futures, during the reporting period to manage its yield curvevii positioning and interest rate risk, or durationviii. The use of these instruments detracted from performance. Interest rate swaps and CPI index swaps, used to manage inflation-related exposure, were positive for performance. Finally, currency forwards and currency futures and options, which were used to manage the Fund’s currency exposures, detracted from performance, largely due to the Fund’s exposure to the Mexican peso. The peso performed poorly as interest rates in the U.S. moved higher, the U.S. dollar rallied and political risks increased.

Leverage was used to increase the Fund’s credit bond exposure, which served to add yield to the Fund. We ended the reporting period with leverage as a percentage of gross assets of roughly 32% versus 30% when the period began. The use of leverage to purchase TIPS and high-yield corporate bonds, amongst others, generally contributed to performance, despite rising borrowing costs.

Performance review

For the eleven months ended November 30, 2016, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 4.28% based on its net asset value (“NAV”)ix and 9.61% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Indexx and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Indexxi, returned 3.90% and 5.01%, respectively, for the same period. The Bloomberg Barclays World Government Inflation-Linked All Maturities Indexxii and the Fund’s Custom Benchmarkxiii returned 3.17% and 5.01%, respectively, over the same time frame.

2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

During the eleven-month period, the Fund made distributions to shareholders totaling $0.35 per share*. The performance table shows the Fund’s eleven-month total return based on its NAV and market price as of November 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2016
Price Per Share	11-Month Total Return**
$ 12.66 (NAV)	4.28	%†
$ 11.23 (Market Price)	9.61	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to NAV. Since the Fund is listed on the New York Stock Exchange, the share price may trade above (premium) or below (discount) its NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. In fact, during the fourth quarter of 2014, closed-end funds traded at some of the largest discounts since the financial crisis, with nearly 90% of all such funds trading below NAV. This Fund was no exception to the phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked investment products. While there are actions that may temporarily reduce the discount to NAV, which the Board of Trustees regularly evaluates, we believe that if investor demand for inflation-linked investments increased, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed-income portfolios.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to securitized products. In particular, the Fund’s exposures to non-agency MBS and CMBS were beneficial for results as they generated positive returns given an overall risk-on environment.

The Fund’s allocation to U.S. high-yield corporate bonds was also a strong contributor to performance. These securities generated weak results overall early in the period as commodity prices fell and there were concerns over increased defaults from

*	For the tax character of distributions paid during the fiscal year ended November 30, 2016, please refer to page 39 of this report.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	3

Fund overview (cont’d)

commodity-related high-yield issuers. However, they subsequently rallied sharply as commodity prices improved and investor demand was robust. In particular, the Fund’s exposure to high-yield energy companies was beneficial. Commodity funds, which were added toward the middle of the reporting period, performed well as oil bottomed in the spring of 2016. Finally, increasing the Fund’s TIPS exposure in March 2016 was beneficial as inflation-linked assets performed well as the reporting period progressed given expectations for improving growth and an uptick in inflation.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was its interest rate risk exposure, or duration positioning. The Fund used its overall duration exposure as a diversifier to its credit and commodity exposures, as well as part of its inflation breakeven strategyxiv. The Fund’s duration exposure detracted from results as yields moved higher during the reporting period. However, this negative was largely offset by positive contributions from the Fund’s TIPS exposure, particularly securities with 30-year maturities. Elsewhere, the Fund’s active foreign exchange exposure was negative for performance, most notably its allocation to the Mexican peso.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wia.

Sincerely,

Western Asset Management Company

December 20, 2016

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

Due to the investment policy changes described in this report, an investment in the Fund is now subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for

4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment manager may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher-quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment manager’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset/Claymore Inflation-Linked Securities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). Due to recent regulatory changes, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	5

Fund overview (cont’d)

phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and may interfere with its ability to qualify as such.

Portfolio holdings and breakdowns are as of November 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2016 were: U.S. Treasury Inflation Protected Securities (120.2%), Collateralized Mortgage Obligations (6.6%), Corporate Bonds & Notes (5.5%), Asset-Backed Securities (5.1%) and U.S. Government & Agency Obligations (2.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

[i]	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Bloomberg Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xi

The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xii	The Bloomberg Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xiii

The Custom Benchmark is comprised of 90% Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xiv	The breakeven rate refers to the difference between the yield on a nominal fixed-rate bond and the real yield on an inflation-linked bond, such as TIPS, of similar maturity and credit quality.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and December 31, 2015 and does not include derivatives such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Spread duration (unaudited)

Economic exposure — November 30, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — November 30, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Consolidated schedule of investments

November 30, 2016

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 120.2%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	$498,683	$564,818
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	30,986,154	34,831,380
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	149,257	197,710
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,023,204	1,243,375
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	6,431,942	8,865,834
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	3,406,323	4,301,876
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	3,215,794	3,090,738
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	1,575,015	1,466,522
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	942,605	1,043,675
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	9,175,272	8,768,523
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	11,665,718	11,935,569
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	79,007,280	79,227,394	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	25,001,500	25,172,560
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	416,028	439,317
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	7,211,750	7,286,687
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	26,988,177	27,231,259	(a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	34,618,991	36,275,060	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	20,646,414	20,750,451
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	14,042,121	14,498,673	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	18,217,528	18,253,052
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	10,445,212	10,481,530	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	25,310,054	25,151,284	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	4,522,846	4,571,932
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	14,298,448	14,579,427
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,159,027	1,140,755
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	3,964,805	3,908,655
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	6,107,940	6,094,209
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	71,494,513	72,499,154	(a)
Total U.S. Treasury Inflation Protected Securities (Cost — $442,623,027)				443,871,419
Asset-Backed Securities — 5.1%
Ameriquest Mortgage Securities Inc., 2005-R10 M5	1.164%	1/25/36	9,650,000	6,147,099	(b)
Conseco Financial Corp., 1997-8 A	6.780%	10/15/27	998,941	1,030,295
Countrywide Home Equity Loan Trust, 2005-C 2A	0.718%	7/15/35	1,165,766	1,047,849	(b)
Option One Mortgage Loan Trust, 2005-4 M3	1.024%	11/25/35	8,150,000	4,512,081	(b)
Residential Asset Mortgage Products Inc., 2004-RS8 MI1	5.680%	8/25/34	3,951,879	3,998,669
Saxon Asset Securities Trust, 2004-2 MV1	1.404%	8/25/35	2,432,266	2,141,467	(b)
Total Asset-Backed Securities (Cost — $17,968,925)				18,877,460

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	11

Consolidated schedule of investments (cont’d)

November 30, 2016

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 6.6%
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.646%	11/25/34	$39,299	$38,358	(b)
Bellemeade Re Ltd., 2016-1A M2B	7.034%	4/25/26	4,140,000	4,200,962	(b)(c)
Chase Mortgage Finance Corp., 2007-A1 2A3	3.088%	2/25/37	12,817	12,801	(b)
Credit Suisse Mortgage Trust, 2014-11R 09A2	0.674%	10/27/36	2,430,000	1,420,335	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	1,618,866	156,546
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	4,667,415	417,221
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K721 X1, IO	0.458%	8/25/22	131,976,559	2,194,783	(b)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	4.379%	5/25/18	27,652,154	287,032	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1	1.984%	1/25/29	1,373,144	1,377,003	(b)(c)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.755%	9/16/46	6,705,757	185,287	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.614%	3/16/49	1,691,771	51,920	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.305%	2/16/53	2,164,340	60,473	(b)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.754%	1/16/54	7,008,678	373,895	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.073%	9/16/44	3,040,777	168,412	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	0.872%	2/16/48	950,980	43,960	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.935%	9/16/55	2,964,179	172,028	(b)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	1.034%	10/16/56	19,116,456	1,230,033	(b)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.868%	11/16/55	4,097,562	257,089	(b)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	0.965%	3/16/52	29,524,350	2,020,874	(b)
Government National Mortgage Association (GNMA), 2015-183 IO	0.994%	9/16/57	28,814,813	2,311,498	(b)
GSR Mortgage Loan Trust, 2004-11 1A1	3.268%	9/25/34	137,507	131,470	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.971%	11/25/33	4,804	4,900	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.896%	2/25/34	14,487	14,529	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C20 D	3.071%	2/15/48	2,970,000	2,085,492	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C22 D	4.384%	4/15/48	2,600,000	2,009,513	(b)(c)
Mortgage IT Trust, 2005-1 2M1	1.783%	2/25/35	1,043,366	957,115	(b)
Nomura Resecuritization Trust, 2015-4R 2A2	0.674%	10/26/36	2,641,504	1,427,733	(b)(c)

See Notes to Consolidated Financial Statements.

12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	$69,171	$60,612
Sequoia Mortgage Trust, 2003-8 A1	1.202%	1/20/34	13,406	12,735	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8 A	2.694%	8/25/33	529,123	534,138	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	11,936	12,966
Total Collateralized Mortgage Obligations (Cost — $26,412,729)				24,231,713
Corporate Bonds & Notes — 5.5%
Consumer Staples — 0.4%
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,840,000	1,531,800
Energy — 1.8%
Oil, Gas & Consumable Fuels — 1.8%
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,400,000	2,424,000
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	450,000	461,250
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	610,000	589,388
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,000,000	1,952,500
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,266,300
Total Energy				6,693,438
Financials — 1.0%
Banks — 0.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,440,000	2,678,510
Diversified Financial Services — 0.3%
ILFC E-Capital Trust II, Bonds	4.250%	12/21/65	1,350,000	1,107,000	(b)(c)
Total Financials				3,785,510
Health Care — 0.9%
Health Care Equipment & Supplies — 0.4%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,520,000	1,326,200	(c)
Health Care Providers & Services — 0.1%
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	420,000	367,500
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,160,000	1,598,400	(c)
Total Health Care				3,292,100
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,750,000	1,736,875

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	13

Consolidated schedule of investments (cont’d)

November 30, 2016

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.4%
Metals & Mining — 0.4%
Southern Copper Corp., Senior Notes	5.250%	11/8/42	$1,670,000	$1,516,699
Telecommunication Services — 0.5%
Wireless Telecommunication Services — 0.5%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,060,000	1,725,250	(d)
Total Corporate Bonds & Notes (Cost — $19,787,247)				20,281,672
Sovereign Bonds — 0.6%
Ecuador — 0.6%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,520,000	1,588,400	(c)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	520,000	478,400	(d)
Total Sovereign Bonds (Cost — $1,882,972)				2,066,800
U.S. Government & Agency Obligations — 2.5%
U.S. Government Obligations — 2.5%
U.S. Treasury Bonds	2.500%	5/15/46	4,050,000	3,624,434
U.S. Treasury Notes	1.125%	8/31/21	5,790,000	5,603,863
Total U.S. Government & Agency Obligations (Cost — $10,127,802)				9,228,297
Total Investments before Short-Term Investments (Cost — $518,802,702)				518,557,361
Short-Term Investments — 3.9%
Repurchase Agreements — 1.3%
Deutsche Bank Securities Inc. repurchase agreement dated 11/30/16; Proceeds at maturity — $5,000,035; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/19; Market Value — $5,100,000) (Cost — $5,000,000)	0.250%	12/1/16	5,000,000	5,000,000

			Shares
Money Market Funds — 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $9,471,898)	0.284%		9,471,898	9,471,898
Total Short-Term Investments (Cost — $14,471,898)				14,471,898
Total Investments — 144.4% (Cost — $533,274,600#)				533,029,259
Liabilities in Excess of Other Assets — (44.4)%				(163,901,388)
Total Net Assets — 100.0%				$369,127,871

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Consolidated Financial Statements.

14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $533,717,233.

Abbreviation used in this schedule:
IO	— Interest Only

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	15

Consolidated statement of assets and liabilities

November 30, 2016

Assets:
Investments, at value (Cost — $533,274,600)	$533,029,259
Foreign currency, at value (Cost — $4,525)	4,339
Cash	4,226,616
Deposits with brokers for open futures contracts	3,195,146
Interest receivable	2,203,966
Receivable from broker — variation margin on open futures contracts	974,962
Unrealized appreciation on forward foreign currency contracts	675,634
Receivable for securities sold	531,560
Foreign currency collateral for open futures contracts, at value (Cost — $132,009)	129,599
OTC swaps, at value	75,739
Deposits with brokers for centrally cleared swap contracts	4,857
Prepaid expenses	12,905
Total Assets	545,064,582

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	173,546,650
Unrealized depreciation on forward foreign currency contracts	1,439,041
Payable for securities purchased	460,648
Investment management fee payable	179,167
Service agent fees payable	67,188
Interest payable	41,181
Administration fee payable	18,443
Trustees’ fees payable	16,834
Accrued expenses	167,559
Total Liabilities	175,936,711
Total Net Assets	$369,127,871

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,820 shares issued and outstanding	381,174,996
Undistributed net investment income	526,268
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(13,010,998)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	437,605
Total Net Assets	$369,127,871

Shares Outstanding	29,152,820

Net Asset Value	$12.66

See Notes to Consolidated Financial Statements.

16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Consolidated statements of operations

For the Period Ended November 30, 2016 and the Year Ended December 31, 2015

	2016[1]	2015

Investment Income:
Interest	$12,475,843	$6,071,662

Expenses:
Investment management fee (Note 2)	2,001,049	2,143,180
Interest expense (Note 3)	1,028,271	480,763
Servicing agent fees (Note 2)	750,393	803,693
Administration fees (Note 2)	206,712	225,000
Legal fees	191,820	96,709
Trustees’ fees	94,969	128,497
Transfer agent fees	83,597	85,586
Audit and tax fees	45,736	39,568
Fund accounting fees	41,671	47,706
Shareholder reports	32,262	27,567
Stock exchange listing fees	25,930	27,318
Organization costs (Note 1)	19,272	—
Custody fees	10,170	43,593
Insurance	7,386	8,491
Miscellaneous expenses	6,262	6,031
Total Expenses	4,545,500	4,163,702
Net Investment Income	7,930,343	1,907,960

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,902,650	(19,076,761)
Futures contracts	(8,649,358)	(4,478,595)
Written options	2,775,703	6,998,655
Swap contracts	—	(1,596,297)
Foreign currency transactions	(617,409)	7,943,097
Net Realized Loss	(2,588,414)	(10,209,901)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,664,656	(542,987)
Futures contracts	1,310,891	(324,272)
Written options	2,023	(2,023)
Swap contracts	537,449	(18,327)
Foreign currencies	(872,543)	(2,272,335)
Change in Net Unrealized Appreciation (Depreciation)	10,642,476	(3,159,944)
Net Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	8,054,062	(13,369,845)
Increase (Decrease) in Net Assets From Operations	$15,984,405	$(11,461,885)

[1]	For the period January 1, 2016 through November 30, 2016.

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	17

Consolidated statements of changes in net assets

For the Period Ended November 30, 2016 and the Years Ended December 31,	2016[1]	2015	2014

Operations:
Net investment income	$7,930,343	$1,907,960	$8,542,448
Net realized loss	(2,588,414)	(10,209,901)	(1,920,230)
Change in net unrealized appreciation (depreciation)	10,642,476	(3,159,944)	7,535,365
Increase (Decrease) in Net Assets From Operations	15,984,405	(11,461,885)	14,157,583

Distributions to Shareholders From (Note 1):
Net investment income	(6,625,526)	(2,525,627)	(10,151,561)
Net realized gains	—	(47,745)	(1,976,012)
Return of capital	(3,636,267)	(7,688,421)	—
Decrease in Net Assets From Distributions to Shareholders	(10,261,793)	(10,261,793)	(12,127,573)
Increase (Decrease) in Net Assets	5,722,612	(21,723,678)	2,030,010

Net Assets:
Beginning of period	363,405,259	385,128,937	383,098,927
End of period*	$369,127,871	$363,405,259	$385,128,937
*Includes undistributed (overdistributed) net investment income, respectively, of:	$526,268	$(1,398,943)	$(749,279)

[1]	For the period January 1, 2016 through November 30, 2016.

See Notes to Consolidated Financial Statements.

18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Consolidated statements of cash flows

For the Period Ended November 30, 2016†

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$15,984,405
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(439,671,382)
Sales of portfolio securities	450,682,975
Net purchases, sales and maturities of short-term investments	(14,340,134)
Realized loss on purchased options	(1,742,404)
Net amortization of premium (accretion of discount)	4,370,564
Net inflation adjustment	(6,325,030)
Increase in receivable for securities sold	(531,560)
Decrease in interest receivable	563,588
Increase in receivable from broker — variation margin on open futures contracts	(673,617)
Increase in prepaid expenses	(2,942)
Increase in deposits with brokers for open futures contracts	(1,774,795)
Decrease in deposits with brokers for written options	241,727
Decrease in foreign currency collateral for open futures contracts	349,133
Decrease in deposits with brokers for OTC swap contracts	600,000
Decrease in deposits with brokers for reverse repurchase agreements	1,464,000
Increase in payable for securities purchased	460,648
Increase in investment management fee payable	2,444
Decrease in Trustees’ fees payable	(8,416)
Increase in service agent fees payable	917
Decrease in administration fee payable	(667)
Decrease in interest payable	(77,221)
Increase in accrued expenses	69,931
Decrease in premiums received from written options	(207,977)
Net realized gain on investments	(3,902,650)
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency transactions	(9,339,827)
Net Cash Used in Operating Activities*	(3,808,290)

Cash Flows From Financing Activities:
Distributions paid on common stock	(10,261,793)
Increase in payable for reverse repurchase agreements	17,913,525
Decrease in due to custodian	(136)
Net Cash Provided by Financing Activities	7,651,596
Net Increase in Cash	3,843,306
Cash at Beginning of Period	387,649
Cash at End of Period	$4,230,955

*	Included in operating expenses is cash of $1,105,492 paid for interest on borrowings.
†	For the period January 1, 2016 through November 30, 2016.

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	19

Consolidated statements of cash flows (cont’d)

For the Year Ended December 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(11,461,885)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(340,376,027)
Sales of portfolio securities	279,047,229
Net purchases, sales and maturities of short-term investments	34,176,012
Realized loss on purchased options	(3,427,711)
Decrease in premiums paid for purchased options	446,620
Net amortization of premium (accretion of discount)	4,865,994
Decrease in interest receivable	384,559
Increase in receivable from broker — variation margin on open futures contracts	(268,998)
Increase in prepaid expenses	(23)
Increase in deposits with brokers for open futures contracts	(1,029,298)
Increase in deposits with brokers for written options	(241,727)
Decrease in deposits with brokers for purchased options	184,905
Increase in foreign currency collateral for open futures contracts	(326,264)
Increase in deposits with brokers for OTC swap contracts	(600,000)
Increase in deposits with brokers for open reverse repurchase agreements	(549,000)
Decrease in deposits with brokers for centrally cleared swap contracts	1,092,281
Decrease in investment management fee payable	(465)
Increase in Trustees’ fees payable	25,250
Decrease in service agent fees payable	(175)
Increase in interest payable	38,127
Increase in accrued expenses	1,318
Increase in premiums received from written options	207,977
Decrease in payable to broker — variation margin on open centrally cleared swap contracts	(18,217)
Net realized loss on investments	19,076,761
Change in net unrealized appreciation/depreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	4,720,436
Net Cash Used in Operating Activities*	(14,032,321)

Cash Flows from Financing Activities:
Distributions paid on common stock	(11,194,683)
Increase in payable for reverse repurchase agreements	22,486,224
Increase in due to custodian	136
Net Cash Provided by Financing Activities	11,291,677
Net Decrease in Cash	(2,740,644)
Cash at Beginning of Year	3,128,293
Cash at End of Year	$387,649

*	Included in operating expenses is cash of $442,636 paid for interest fees on borrowings.

See Notes to Consolidated Financial Statements.

20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30, unless otherwise noted:
	2016[1,2]	2015[1,3]	2014[1,3]	2013[1,3]	2012[1,3]	2011[1,3]

Net asset value, beginning of period	$12.47	$13.21	$13.14	$14.73	$14.14	$13.15

Income (loss) from operations:
Net investment income	0.27	0.07	0.29	0.10	0.26	0.52
Net realized and unrealized gain (loss)	0.27	(0.46)	0.20	(1.31)	0.68	0.97
Total income (loss) from operations	0.54	(0.39)	0.49	(1.21)	0.94	1.49

Less distributions from:
Net investment income	(0.23)	(0.09)	(0.35)	(0.11)	(0.35)	(0.50)
Net realized gains	—	(0.00) [4]	(0.07)	(0.27)	—	—
Return of capital	(0.12)	(0.26)	—	—	—	—
Total distributions	(0.35)	(0.35)	(0.42)	(0.38)	(0.35)	(0.50)

Net asset value, end of period	$12.66	$12.47	$13.21	$13.14	$14.73	$14.14

Market price, end of period	$11.23	$10.57	$11.60	$11.42	$13.11	$12.64
Total return, based on NAV[5,6]	4.28%	(3.00)%	3.68%	(8.29)%	6.72%	11.53%
Total return, based on Market Price[7]	9.61%	(5.95)%	5.20%	(10.15)%	6.54%	2.54%

Net assets, end of period (000s)	$369,128	$363,405	$385,129	$383,099	$429,552	$412,174

Ratios to average net assets:
Gross expenses	1.33%[8]	1.10%	0.89%	0.74%	0.70%	0.68%
Net expenses	1.33 [8]	1.10	0.89	0.74	0.70	0.68
Net investment income	2.33 [8]	0.50	2.17	0.72	1.79	3.79

Portfolio turnover rate	88%	59%	30%	65%	73%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2016 through November 30, 2016.

[3]	For the year ended December 31.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	21

Notes to consolidated financial statements

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003. At a meeting held in May 2016, the Fund’s Board of Trustees approved changing the Fund’s fiscal year-end from December 31st to November 30th. This change resulted in a short-period annual report for the eleven-month period from January 1, 2016 through November 30, 2016.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

On March 2, 2016, the Fund announced that the Board of Trustees had approved changes to the Fund’s investment guidelines. The changes broaden the range of securities in which the Fund can invest, while maintaining the overall strategy of investing at least 80 percent of total managed assets in inflation-linked securities. Under the announced changes, the Fund will have the flexibility to:

•

Engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40 percent of total managed assets. This capacity is in addition to the existing capacity to have unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities of up to 20 percent.

•

Utilize commodity-related strategies for up to 10 percent of its total managed assets. Exposure to commodities is expected to be achieved through the use of a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

•	Invest in assets rated below investment grade at the time of purchase (or if unrated, assets of comparable quality as determined by management), with a limit of 10 percent of total managed assets.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset/Claymore Inflation-Linked Securities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

Holdings specific to the Subsidiary are footnoted within the Consolidated Schedule of Investments and Note 3, as applicable. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statements of Operations and Consolidated Statements of Changes in Net Assets include the account balances of both the Fund and the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary

22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

were $6,368,178 as of November 30, 2016, which represented 2% of the Fund’s consolidated net assets. The results from operations of the Subsidiary for the period ended November 30, 2016 were as follows:

Net investment income	—
Net realized loss	$(1,169,068)
Net increase in unrealized appreciation	1,287,246
Net increase in net assets resulting from operations	$118,178

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	23

Notes to consolidated financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$443,871,419	—	$443,871,419
Asset-backed securities	—	18,877,460	—	18,877,460
Collateralized mortgage obligations	—	24,231,713	—	24,231,713
Corporate bonds & notes	—	20,281,672	—	20,281,672
Sovereign bonds	—	2,066,800	—	2,066,800
U.S. government & agency obligations	—	9,228,297	—	9,228,297
Total long-term investments	—	$518,557,361	—	$518,557,361
Short-term investments†:
Repurchase agreements	—	$5,000,000	—	$5,000,000
Money market funds	$9,471,898	—	—	9,471,898
Total short-term investments	9,471,898	5,000,000	—	14,471,898
Total investments	$9,471,898	$523,557,361	—	$533,029,259
Other financial instruments:
Futures contracts	$3,746,137	—	—	$3,746,137
Forward foreign currency contracts	—	$675,634	—	675,634
OTC total return swaps	—	75,739	—	75,739
Total other financial instruments	3,746,137	751,373	—	4,497,510
Total	$13,218,035	$524,308,734	—	$537,526,769

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,372,926	—	—	$2,372,926
Forward foreign currency contracts	—	$1,439,041	—	1,439,041
Total	$2,372,926	$1,439,041	—	$3,811,967

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	25

Notes to consolidated financial statements (cont’d)

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option

26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	27

Notes to consolidated financial statements (cont’d)

security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

28	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statements of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statements of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended November 30, 2016, see Note 4.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statements of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	29

Notes to consolidated financial statements (cont’d)

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated

30	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Consolidated Statements of Cash Flows.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	31

Notes to consolidated financial statements (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,439,041. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the

32	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2016 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Organization costs. Organization costs associated with the establishment of the Subsidiary are charged to expense as they are incurred.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(17,441)	—	$17,441
(b)	637,835	$(637,835)	—

(a)	Reclassifications are due to non-deductible reorganization costs for tax purposes and book/tax differences in the treatment of inflation-indexed bonds.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of passive foreign investment companies, losses realized by the Fund’s wholly owned subsidiary and book/tax differences in the treatment of certain investments.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	33

Notes to consolidated financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management agreement with Western Asset Management Company (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are also the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in an amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

3. Investments

During the period ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$122,819,690	$316,851,692
Sales	148,627,259	302,055,716

34	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,863,078
Gross unrealized depreciation	(7,551,052)
Net unrealized depreciation	$(687,974)

Transactions in reverse repurchase agreements for the Fund during the period ended November 30, 2016 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$175,450,635	0.59%	$180,829,750

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.42% to 0.90% during the period ended November 30, 2016. Interest expense incurred on reverse repurchase agreements totaled $1,028,271.

At November 30, 2016, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Credit Suisse	0.40%	10/7/2016	TBD**	$55,887,900	U.S. Treasury inflation protected securities	$56,168,744
Deutsche Bank	0.90%	11/17/2016	2/14/2017	117,658,750	U.S. Treasury inflation protected securities	121,093,495
				$173,546,650		$177,262,239

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of November 30, 2016.

During the period ended November 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2015	363	$207,977
Options written	22,418	5,879,975
Options closed	(18,771)	(5,162,000)
Options exercised	—	—
Options expired	(4,010)	(925,952)
Written options, outstanding as of November 30, 2016	—	—

At November 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	577	12/17	$142,735,950	$142,237,713	$(498,237)
90-Day Eurodollar	500	3/18	123,745,375	123,143,750	(601,625)

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	35

Notes to consolidated financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy: continued
90-Day Eurodollar	62	12/18	$15,333,577	$15,216,350	$(117,227)
Corn	77	3/17	1,365,542	1,341,725	(23,817)	*
Cotton No. 2 Futures	9	3/17	314,539	322,110	7,571	*
Euro	98	12/16	13,809,131	12,990,513	(818,618)
Gold	103	2/17	12,267,659	12,267,659	—	*
LME Copper	62	3/17	3,660,280	4,081,150	420,870	*
Lean Hogs Futures	15	4/17	367,238	369,000	1,762	*
Live Cattle Futures	12	4/17	495,508	536,280	40,772	*
Natural Gas	70	2/17	2,015,455	2,329,600	314,145	*
New York Harbor ULSD Futures	16	2/17	998,370	1,072,781	74,411	*
RBOB Gasoline	14	2/17	815,417	889,585	74,168	*
Silver	10	3/17	914,583	824,100	(90,483)	*
Soybean	37	3/17	1,859,171	1,926,313	67,142	*
U.S. Treasury 10-Year Notes	380	3/17	47,487,124	47,315,938	(171,186)
U.S. Treasury Ultra Long-Term Bonds	53	3/17	8,567,903	8,554,531	(13,372)
WTI Crude	87	2/17	4,016,203	4,455,270	439,067	*
Wheat	35	3/17	743,174	704,813	(38,361)	*
					(933,018)
Contracts to Sell:
British Pound	33	12/16	2,741,780	2,580,188	161,592
Euro-Bund	66	12/16	11,507,902	11,266,160	241,742
Japanese Yen	131	12/16	16,012,099	14,333,856	1,678,243
U.S. Treasury 5-Year Notes	1,294	3/17	152,687,795	152,489,813	197,982
U.S. Treasury Ultra 10-Year Notes	82	3/17	11,050,546	11,023,876	26,670
					2,306,229
Net unrealized appreciation on open futures contracts					$1,373,211

*	Held by the Subsidiary.

At November 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	11,027,120,000	USD	3,692,322	Bank of America N.A.	1/20/17	$(135,868)
RUB	106,450,000	USD	1,664,061	Barclays Bank PLC	1/20/17	(21,343)
CAD	6,092,872	USD	4,560,823	Citibank N.A.	1/20/17	(22,394)
EUR	350,000	USD	372,507	Citibank N.A.	1/20/17	(578)
GBP	2,415,890	USD	3,010,665	Citibank N.A.	1/20/17	16,449
INR	110,150,000	USD	1,629,679	Citibank N.A.	1/20/17	(28,296)
INR	135,650,000	USD	2,009,332	Citibank N.A.	1/20/17	(37,224)
JPY	536,576,000	USD	5,206,746	Citibank N.A.	1/20/17	(503,431)
MXN	135,870,000	USD	6,954,034	Citibank N.A.	1/20/17	(389,433)
RUB	141,531,000	USD	2,209,696	Citibank N.A.	1/20/17	(25,614)
USD	1,351,388	CAD	1,777,913	Citibank N.A.	1/20/17	27,065

36	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,104,931	CAD	1,455,856	Citibank N.A.	1/20/17	$20,501
USD	7,062,611	EUR	6,292,307	Citibank N.A.	1/20/17	376,061
USD	9,635,840	TWD	301,120,000	Citibank N.A.	1/20/17	173,293
JPY	289,884,310	USD	2,818,433	Citibank N.A.	2/13/17	(274,772)
USD	246,929	EUR	222,134	Citibank N.A.	2/13/17	10,608
USD	42,467	EUR	40,000	Citibank N.A.	2/13/17	(88)
USD	1,110,806	EUR	995,569	UBS AG	2/13/17	51,657
Total						$(763,407)

Abbreviations used in this table:
CAD	— Canadian Dollar
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
RUB	— Russian Ruble
TWD	— Taiwan Dollar
USD	— United States Dollar

At November 30, 2016, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$32,060,000	1/27/20	1.925%*	CPURNSA*	—	$37,334
Barclays Capital Inc.	32,060,000	1/28/20	1.955%*	CPURNSA*	—	38,405
Total	$64,120,000				—	$75,739

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	One time payment at termination date.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at November 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$466,394	$1,839,835	$1,439,908	$3,746,137
OTC swap contracts[3]	75,739	—	—	75,739
Forward foreign currency contracts	—	675,634	—	675,634
Total	$542,133	$2,515,469	$1,439,908	$4,497,510

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	37

Notes to consolidated financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$1,401,647	$818,618	$152,661	$2,372,926
Forward foreign currency contracts	—	1,439,041	—	1,439,041
Total	$1,401,647	$2,257,659	$152,661	$3,811,967

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statements of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(3,231,737)	—	$(195,974)	$(3,427,711)
Written options	6,829,415	—	169,240	6,998,655
Futures contracts	(4,478,595)	—	—	(4,478,595)
Swap contracts	(1,596,297)	—	—	(1,596,297)
Forward foreign currency contracts[2]	—	$9,041,806	—	9,041,806
Total	$(2,477,214)	$9,041,806	$(26,734)	$6,537,858

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statements of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statements of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$343,667	—	$343,667
Written options	(2,023)	—	(2,023)
Futures contracts	(324,272)	—	(324,272)
Swap contracts	(18,327)	—	(18,327)
Forward foreign currency contracts[2]	—	$(2,414,595)	(2,414,595)
Total	$(955)	$(2,414,595)	$(2,415,550)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statements of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statements of Operations.

38	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statements of Operations for the period ended November 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(1,742,404)	—	—	$(1,742,404)
Futures contracts	(7,209,829)	$(270,461)	$(1,169,068)	(8,649,358)
Written options	2,747,282	28,421	—	2,775,703
Forward foreign currency contracts[2]	—	(718,156)	—	(718,156)
Total	$(6,204,951)	$(960,196)	$(1,169,068)	$(8,334,215)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statements of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statements of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Written options	$2,023	—	—	$2,023
Futures contracts	(997,572)	$1,021,217	$1,287,246	1,310,891
Swap contracts	537,449	—	—	537,449
Forward foreign currency contracts[1]	—	(864,301)	—	(864,301)
Total	$(458,100)	$156,916	$1,287,246	$986,062

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statements of Operations.

During the period ended November 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$231,855
Written options†	250,923
Futures contracts (to buy)	436,497,806
Futures contracts (to sell)	447,778,457
Forward foreign currency contracts (to buy)	41,714,350
Forward foreign currency contracts (to sell)	49,453,680

Average Notional Balance
Total return swap contracts	$64,120,000

†	At November 30, 2016, there were no open positions held in this derivative.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	39

Notes to consolidated financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$974,962	—	$974,962
OTC swap contracts	75,739	—	75,739
Forward foreign currency contracts	675,634	—	675,634
Total	$1,726,335	—	$1,726,335

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$1,439,041	—	$1,439,041
Total

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to November 30, 2016

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/15/2016	12/30/2016	$0.0320
1/13/2017	1/31/2017	$0.0320

6. Stock repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended November 30, 2016, the Fund did not repurchase any shares.

40	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended November 30, 2016 and the fiscal years ended December 31, 2015 and December 31, 2014, was as follows:

	2016	2015	2014
Distributions paid from:
Ordinary income	$6,625,526	$2,573,372	$10,340,821
Net long-term capital gains	—	—	1,786,752
Tax return of capital	3,636,267	7,688,421	—
Total distributions paid	$10,261,793	$10,261,793	$12,127,573

As of November 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(6,707,877)
Other book/tax temporary differences(a)	(5,334,220)
Unrealized appreciation (depreciation)(b)	(5,028)
Total accumulated earnings (losses) — net	$(12,047,125)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the book/tax basis differences in the accrual of income in inflation-indexed bonds.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees and the Shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the consolidated financial highlights present fairly, in all material respects, the financial position of the Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) as of November 30, 2016, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

January 18, 2017

42	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Independent Trustees considered the following Investment Management Agreements with respect to the Fund (the “Agreements”) (i) an Investment Management Agreement between the Fund and Western Asset Management Company (“Western Asset”), (ii) an Investment Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), (iii) an Investment Management Agreement between Western Asset and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and (iv) an Investment Management Agreement between Western Asset and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Advisers,” and together with Western Asset, the “Advisers”) with respect to the Fund at a meeting held on October 17, 2016. At a meeting held on November 14, 2016, the Independent Trustees reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In considering the Agreements, the Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset; reviewed a variety of information prepared by Western Asset and materials provided by Broadridge and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Broadridge, and certain other products available from Western Asset for investments in U.S. TIPS, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with Western Asset’s personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to

Western Asset/Claymore Inflation-Linked Securities & Income Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed a comparison of the performance of the Fund to the performance of a group of closed-end bond funds. The Trustees noted that the Fund had met its primary objective of providing current income to shareholders, and that the performance of the Fund was lower than its peer average performance for the one-, three-, five- and ten-year periods ended August 31, 2016. The Trustees considered information regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address underperformance would be warranted. The Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees noted that the Fund’s total expense ratio and the advisory fee paid to Western Asset were each below the average of the fees paid by funds in its peer group, whether measured as a percentage of net assets attributable to common shares or total assets. The Trustees noted that the management fee paid by the Fund was higher than the fees paid by clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the difference in management fees paid by the Fund from those paid by Western Asset’s other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

44	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. Except as noted below, the business address of each Trustee and Officer is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101. Information pertaining to the Trustees and Officers of the Fund is set forth below.

Independent Trustees

Michael Larson
Year of birth	1959
Position(s) held with Fund	Trustee and Chairman of the Board of Trustees[2,3,4]
Term of office and length of time served	Term expires in 2019; served since May 2004
Principal occupations during the past 5 years	Chief Investment Officer for William H. Gates III (1994-present)
Number of portfolios in fund complex overseen by Trustee[1]	2
Other directorships held by Trustee	Republic Services, Inc. (2009-present); Autonation, Inc. (2010-present); Fomento Economico Mexicano, SAB (2011-present); EcoLab, Inc. (2012-present); Grupo Televisa, S.A.B. (2009-2014)

Ronald A. Nyberg
Year of birth	1953
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2017; served since August 2003
Principal occupations during the past 5 years	Partner of Momkus McCluskey Roberts LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present); Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999)
Number of portfolios in fund complex overseen by Trustee[1]	100
Other directorships held by Trustee	Edward-Elmhurst Healthcare System (2012-present)

Ronald E. Toupin, Jr.
Year of birth	1958
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2018; served since August 2003
Principal occupations during the past 5 years	Portfolio Consultant (2010-present). Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999)
Number of portfolios in fund complex overseen by Trustee[1]	97
Other directorships held by Trustee	Bennett Group of Funds (2011-2013)

46	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Interested Trustee[5]

Jane Trust
Year of birth	1958
Position(s) held with Fund	Trustee and President[5]
Term of office and length of time served	Term expires 2018; served since April 2015
Principal occupations during the past 5 years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Trustee[1]	150
Other directorships held by Trustee	None

Officers[6]

Richard F. Sennett 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial and Accounting Officer and Treasurer
Term of office and length of time served	Served since December 2011
Principal occupations during the past 5 years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Todd F. Kuehl 100 International Drive, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Served since February 2007
Principal occupations during the past 5 years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)
Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Western Asset/Claymore Inflation-Linked Securities & Income Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers[6] cont’d

Mark E. Mathiasen 227 West Monroe Street, Chicago, IL 60606
Year of birth	1978
Position(s) held with Fund	Secretary
Term of office and length of time served	Served since November 2010
Principal occupations during the past 5 years	Secretary, certain other funds in the fund complex (2007-present). Managing Director, Guggenheim Investments (2007-present)
Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

[1]

Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Adviser serves as investment manager to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Guggenheim Enhanced Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Strategic Opportunities Fund, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund and Guggenheim Taxable Municipal Managed Duration Trust, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 31 separate portfolios) and Claymore Exchange-Traded Fund Trust 2 (consisting of 14 separate portfolios), each an open-end management investment company. Additionally, Mr. Nyberg serves as a Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent Claymore Securities and Income Fund II, each a closed-end investment company. Ms. Trust serves as Director/Trustee to 150 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Adviser.

[2]	Member of the Audit Committee of the Board of Trustees.

[3]	Member of the Governance and Nominating Committee of the Board of Trustees.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Ms. Trust is an “interested person” (as defined above) of the Fund because of her positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

[6]

Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

48	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	49

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

50	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc, 211 Quality Circle, Suite 210 College Station, TX 77845-4470. Investor Relations telephone number 1-888-888-0151.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	51

Dividend reinvestment plan (unaudited) (cont’d)

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://guggenheiminvestments.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

52	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended November 30, 2016:

Record date:	Monthly
Payable date:	January 2016 - November 2016
Interest from Federal Obligations	63.35	%*
Tax return of capital	35.44%

*	Expressed as a percentage of the distribution paid reduced by the return of capital.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	53

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Jane Trust

Officers

Jane Trust

President

Richard F. Sennett

Principal Financial and Accounting Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Mark E. Mathiasen

Secretary

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Servicing agent

Guggenheim Funds Distributors, LLC

227 W. Monroe

Chicago, IL 60606

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

NOT PART OF THE ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund

385 East Colorado Boulevard

Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at guggenheiminvestments.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX

77854-4470

WASX013148-S-(1-17)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014, December 31, 2015 and the 11 month period ended November 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,701 in December 31, 2014, $40,446 in December 31, 2015 and $32,442 for the 11 month period ended December 31, 2016.

b) Audit-Related Fees. There were no aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,800 in December 31, 2014, $4,850 in December 31, 2015 and $4,900 for the 11 month period ended November 30, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $569 in December 31, 2014, $558 in December 31, 2015 and $1,327 for the 11 month period ended November 30, 2016, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset/Claymore Inflation-Linked Securities & Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset/Claymore Inflation-Linked Securities & Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset/Claymore Inflation-Linked Securities & Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for December 31, 2014, December 31, 2015 and the 11 month period November 30, 2016; Tax Fees were 100%, 100% and 100% for December 31, 2014, December 31, 2015 and the 11 month period ended November 30, 2016; and Other Fees were 100%, 100% and 100% for December 31, 2014, December 31, 2015 and the 11 month period ended November 30, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset/Claymore Inflation-Linked Securities & Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset/Claymore Inflation-Linked Securities & Income Fund during the reporting period were $257,238 in December 31, 2014, $337,766 in December 31, 2015 and $203,382 for the 11 month period ended November 30, 2016.

(h) Yes. Western Asset/Claymore Inflation-Linked Securities & Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset/Claymore Inflation-Linked Securities & Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-345-7999, (2) on the fund’s website at http://www.guggenheimfunds.com/wiw and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMC Form ADV and the WAMCL Form ADV each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2014; portfolio manager at Western Asset 2005-2014.

Frederick Marki Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund since 2016; portfolio manager at Western Asset for more than five years

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund since 20162015; Co-Head of Emerging Markets Debt, portfolio manager and research analyst at Western Asset since 2011; Head of Emerging Asia Portfolio Management at Pacific Investment Management Company from 2005 to 2011

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	105 registered investment companies with $154.7 billion in total assets under management	273 Other pooled investment vehicles with $90.3 billion in assets under management[1]	612 Other accounts with $179.2 billion in total assets under management[2]

Michael C. Buchanan‡	44 registered investment companies with $44.8 billion in total assets under management	88 Other pooled investment vehicles with $36.3 billion in assets under management[3]	239 Other accounts with $77.7 billion in total assets under management[4]

Frederick Marki ‡	8 registered investment companies with $6.9 billion in total assets Under management	5 Other pooled investment vehicles with $1.0 billion in assets under management	44 Other accounts with $17.1 billion in total assets under management[5]

Chia-Liang Lian ‡	28 registered investment companies with $37.7 billion in total assets Under management	41 Other pooled investment vehicles with $14.2 billion in assets under management[6]	160 Other accounts with $30.4 billion in total assets under management[7]

1	Includes 7 accounts managed, totaling $1.6 billion, for which advisory fee is performance based.
2	Includes 68 accounts managed, totaling $18.4 billion, for which advisory fee is performance based.
3	Includes 3 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
4	Includes 30 accounts managed, totaling $11.3 billion, for which advisory fee is performance based.
5	Includes 12 accounts managed, totaling $2.2 billion, for which advisory fee is performance based.
6	Includes 1 account managed, totaling $0.11 billion, for which advisory fee is performance based.
7	Includes 32 accounts managed, totaling $7.7 billion, for which advisory fee is performance based.

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Frederick Marki	A
Chiai-Liang Lian	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Non applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ Jane Trust
Jane Trust
Trustee and President

Date:	January 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Trustee and President

Date:	January 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 30, 2017